SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                ---------------

                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):   MARCH 12,2001
                                                   ----------------------


                           HERSHEY FOODS CORPORATION
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             (Exact name of registrant as specified in its charter)


     DELAWARE                        1-183             23-0691590
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(State or other jurisdiction       (Commission     (I.R.S. Employer
  of incorporation)                 File Number)    Identification No.)


     100 CRYSTAL A DRIVE, HERSHEY, PENNSYLVANIA                17033
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(Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code:   (717) 534-6799
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                             Exhibit Index - Page 3
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                      INFORMATION TO BE INCLUDED IN REPORT



Item 9   REGULATION FD DISCLOSURE
         ------------------------

         On March 12, 2001, Hershey Foods Corporation (the "Corporation") announced that Richard H. Lenny was named president and chief executive officer of the Corporation effective March 12, 2001. It was also announced that Kenneth
L. Wolfe, chairman and chief executive officer, would remain chairman of the Board of Directors during a transitional period not to exceed one year, at which time Mr. Lenny will become chairman. The March 12, 2001 press release, announcing these changes, is incorporated herein by reference, and a copy is furnished herewith as Exhibit 99.



                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  March 12, 2001


                                            HERSHEY FOODS CORPORATION



                                               By /s/ Frank Cerminara
                                               -------------------------
                                                  Frank Cerminara
                                                  Vice President,
                                                  Chief Financial Officer
                                                  and Treasurer








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                             Exhibit Index - Page 3

                                  EXHIBIT INDEX


EXHIBIT NO.                    DESCRIPTION
-----------                    -----------

      99 Press release, dated March 12, 2001, announcing Richard H. Lenny's election as president and chief executive officer of Hershey Foods Corporation and Kenneth L. Wolfe's continued service as chairman of the Board of Directors.









































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                             Exhibit Index - Page 3